Supplement Dated November 1, 2007 to Prospectus Dated May 1, 2007 for
Pacific Select Exec III and M’s Versatile Product VI
Flexible Premium Variable Life Insurance Policies (each a “Policy”)
Issued by Pacific Life Insurance Company
You’ll find an explanation of what terms mean in your Policy. The changes described in this supplement take effect on November 1, 2007.
FEE TABLES
The following is added under Optional Benefits, Minimum and Maximum in the chart titled Periodic charges other than Fund operating expenses :

Charge	When charge is	Amount deducted —	Amount deducted —
	deducted	Maximum Guaranteed Charge	Current Charges

Guaranteed Minimum Distribution II Rider*	Monthly, beginning on Policy Date	0.05% annually (0.0042% monthly) of the Policy’s Net Accumulated Value before exercise of the rider	Same

		0.50% annually (0.042% monthly) of the Rider’s Guaranteed Distribution Basis* after exercise of the rider	Same

Reset Charge	At time of Rider reset	0% - 25% of the Reset Charge basis **	0% - 20% of the Reset Charge basis
		0 years — 25%	0 years — 20%
		1 year = 15%	1 year = 10%
		2 years = 12%	2 years = 7%
		3 years = 10%	3 years = 5%
		4 years = 8%	4 years = 4%
		5+ years = 0%	5+ years = 0%

* The Guaranteed Distribution Basis is equal to the Policy’s Net Accumulated Value, as calculated prior to any Distributions on the Exercise Effective Date, reduced by an amount equal to the Policy Debt on the calculation date multiplied by the Loan Cost Factor. The Net Accumulated Value is Policy’s Accumulated Value less any Policy Debt. The Loan Cost Factor varies by Policy Year, and is shown in your Policy Specifications. The Exercise Effective Date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new Exercise Effective Date. For purposes of this Rider, “Distributions” means any withdrawal or loan, including any withdrawal required to maintain the Policy’s qualification as a life insurance contract under federal tax law.
The Reset Charge Basis calculated if you elect to reset this Rider is equal to your Policy’s Net Accumulated Value immediately prior to resetting the Rider, plus the total Distributions taken since the most recent Exercise Effective Date, and minus the Guaranteed Distribution Basis prior to reset. The Reset Charge rate varies depending upon the number of Policy Years elapsed from the most recent Exercise Effective Date for the Rider. The Reset Charge rates for your Policy will be shown in your Policy Specifications.
THE DEATH BENEFIT
The following is added to the bullet list in The Death Benefit: Optional Riders:
•	Guaranteed Minimum Distribution II Rider
Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. Exercise of this Rider requires an Accumulated Value in excess of the Policy’s Face Amount. At the time you exercise this Rider, and while the Rider is in effect, your Policy’s Accumulated Value must be allocated to the Fixed Options and/or one of the asset allocation models established and maintained by us. This means you will not be able to allocate among the available Investment Options at your discretion. Not all asset allocation models we offer under any asset allocation program may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider. This Rider is available to Policies issued on and after November 1, 2007, subject to state approval.
Issue of the Guaranteed Minimum Distribution Rider as described in the prospectus is discontinued in states where the Guaranteed Minimum Distribution II Rider is approved. Please ask your registered representative about the availability of either Rider in your state.
The paragraph directly following the bullet list of available riders is replaced with:
There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider or take distributions under the Guaranteed Minimum Distribution Rider or Guaranteed Minimum Distribution II Rider. Please see Variable Life Insurance and Your Taxes for more information.
For more information about currently available portfolio optimization models, see HOW PREMIUMS WORK.
For more information regarding your investment options, see YOUR INVESTMENT OPTIONS.

Supplement Dated November 1, 2007 to Statement of Additional Information Dated May 1, 2007 for
Pacific Select Exec III and M’s Versatile Product VI
Flexible Premium Variable Life Insurance Policies (each a “Policy”)
Issued by Pacific Life Insurance Company
The following is added to MORE ON THE OPTIONAL RIDERS:
Guaranteed Minimum Distribution II Rider
Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. The Rider may only be purchased at Policy issue for an Insured who is Age 65 or younger. The Policy’s Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider. The monthly charge for this Rider will be shown in your Policy Specifications pages.
For purposes of this Rider, a Distribution is a payment from the Policy’s Accumulated Value to you, or to a person you designate. Distributions will include any withdrawals and/or loans that you request, as well as any Forced Distributions. A Forced Distribution is a withdrawal or Distribution that is required in order to maintain the Policy’s qualification as a life insurance contract under federal tax law. The terms for loans and withdrawals described in the prospectus, including any fees and charges for these services, remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features.
Distributions under the Rider may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes: Taxation of Distributions in the prospectus.
The Distribution Period is the period of time you may take Distributions under this Rider. It begins on the Exercise Effective Date and ends at the earlier of Rider termination or the Maximum Distribution Age shown in your Policy Specifications.
You must send us a Written Request to exercise this Rider. The Exercise Effective Date of the Rider will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. You may also elect to reset the Rider after it has been exercised. If you exercise your right to reset this Rider, the date the Rider is reset is called the Reset Effective Date. The Reset Effective Date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to reset the Rider have been met.
The Guaranteed Annual Distribution is the amount we guarantee you may take as a Distribution each Policy Year during the Distribution Period. If you take an amount greater than the Guaranteed Annual Distribution in any Policy Year during the Distribution Period, the Guaranteed Annual Distribution for subsequent years will be reduced.
To exercise the Rider, each of the following conditions must be true as of the Exercise Effective Date, based on your Policy’s values immediately prior to exercise. To reset the Rider, each of the following conditions must be satisfied as of Reset Effective Date.
1.	The Insured must be at least Age 55.
2.	Any rated Risk Class must have expired. Currently any Risk Class in effect at Policy issue will expire by the end of the 20th Policy Year.
3.	The Death Benefit Option must be Option A.
4.	The Policy Year must be Policy Year 11 or later.
5.	The Policy must not be a Modified Endowment Contract.
6.	Any allocation of the Policy’s Accumulated Value to the Variable Options must be done under an asset allocation model of an asset allocation program established and maintained by us. You may also allocate any portion of the Policy’s Accumulated Value to the Fixed Option or Fixed LT Option. Some models we offer are not eligible under this requirement and, if used after Rider exercise, will cause the Rider to terminate. You may contact us to find out what models are available at any given time for the purpose of this requirement.
7.	The Policy must satisfy the Face Amount Requirement, described below.
8.	The Total Premium Amount must not be greater than the Accumulated Value times the Total Premium Factor.
9.	There must not be any Riders in effect with regularly scheduled charges, other than this Rider and any term insurance Rider on the primary Insured.

10.	There must not be any automatic increases in term insurance coverage on the Insured under Policy Riders scheduled to take effect after exercise of the Rider.
If a Policy change is necessary to satisfy the Exercise Conditions, you must make a Written Request for any such change before you can exercise the Rider. Please contact us to find out if you are eligible to exercise or reset your Rider.
For a Policy to meet the Face Amount Requirement to exercise the Rider, A must be greater than B, where:
A = 75% of the Accumulated Value, and
B = the minimum Face amount such that after exercise:
•	projected cumulative Forced Distributions for any Policy Year do not exceed the Guaranteed Annual Distribution for that Policy Year, and
•	based on our most recent determination, the Guideline Premium Limit would remain greater than zero at all times prior to Age 100.
Example — Here is a hypothetical example to illustrate how the Face Amount Requirement works. Assume the following values at the time of requested exercise:

Face Amount immediately prior to exercise	$450,000

Accumulated Value	$400,000

Minimum Face Amount that would maintain Guideline Premium Limit	$250,000
above zero at all times prior to Age 100

Maximum Forced Distribution if Face Amount was reduced to $250,000	$11,000

Guaranteed Annual Distribution if Rider is exercised	$17,000
A = $300,000 = 75% of $400,000
B = $250,000
$300,000 > $250,000, therefore A > B and the Policy meets the Face Amount Requirement
In the event that A is not greater than B when you request to exercise the Rider, you will not be allowed to exercise at that time. You may meet this requirement at a later date if your Policy’s Accumulated Value increases as a result of additional premium payments or positive investment performance. If so, and provided all other exercise conditions are met, you may exercise the Rider at that time.
Upon exercise, the Policy’s Face Amount will be set to the greater of B (as defined above) and 50% of the Accumulated Value, unless such change would result in a reduction that would cause the Policy to become a Modified Endowment Contract. In this case, the Rider cannot be exercised until such time as the required change in Face Amount can be effected without causing the Policy to become a Modified Endowment Contract.
Once you exercise this Rider, the Policy’s Face Amount will thereafter be subject to the following additional provisions:
•	upon any withdrawal, we will limit any reduction in Face Amount to the extent that either (1) any projected cumulative amount of Forced Distributions for any Policy Year would exceed the Guaranteed Annual Distribution (as it may have been recalculated upon the withdrawal) as of the withdrawal date, or (2) the Guideline Premium Limit, based on our determination at that time, would fail to remain greater than zero at all times prior to Age 100; and
•	if a required reduction in Face Amount, either due to a withdrawal or as otherwise required by this Rider, would cause the Policy to become a Modified Endowment Contract, we will defer the reduction until it will not cause the Policy to become a Modified Endowment Contract; and
•	upon Insured’s Age 100, we will reduce the Policy’s Face Amount so that the Policy’s Death Benefit will thereafter be equal to the Minimum Death Benefit under the Policy. We will set the Face Amount to a minimal amount we establish for this purpose. The Policy’s Face Amount will show on your Policy’s annual report.
On the Exercise Effective Date, or any subsequent Reset Effective Date, the Guaranteed Annual Distribution is equal to the Guaranteed Distribution Basis multiplied by the Annual Distribution Percentage shown in the Policy Specifications, less $88. The Guaranteed Distribution Basis is equal to the Policy’s Net Accumulated Value, as calculated prior to any distributions, reduced by an amount equal to the Policy Debt on the calculation date multiplied by the Loan Cost Factor. The Guaranteed Annual Distribution Percentage will be between 3.67% and 17.67% depending on Risk Class, gender and Age at the time of exercise or reset of the Rider. The Net Accumulated Value is Policy’s Accumulated Value less any Policy Debt. The Loan Cost Factor varies by Policy Year, and is shown in your Policy Specifications.
Except as you may otherwise instruct by Written Request, and except as may be required by law, each Distribution under this Rider will be taken in the following order:
1)	withdrawals, to the extent they are not includible in gross income according to federal tax law;
2)	any Forced Distributions, whether includible in gross income or not; and
3)	Policy loans.

Immediately prior to any Distribution you take, we calculate a Maximum Allowable Distribution. The Maximum Allowable Distribution equals:
The greater of (A − B) or [C − D − the greater of (E x {C − F}) or ({H − 5} ÷ 100 x {G − C + F})], where:
A = Guaranteed Annual Distribution;
B = Total Distributions taken in the current Policy Year determined immediately prior to the calculation;
C = Accumulated Value immediately prior to the calculation;
D = Policy Debt immediately prior to the calculation;
E = Loan Cost Factor for the Policy Year as shown in the Policy Specifications;
F = Total Premium Amount immediately prior to calculation;
G = Policy Face Amount;
H = Insured’s Age at time of calculation.
Contact us to find out your Policy’s current Maximum Allowable Distribution.
Example — Here is a hypothetical example to illustrate the calculation of the Maximum Allowable Distribution. Assume the following values for each of the formula elements:

A = Guaranteed Annual Distribution of	$4,500
B = total Distributions taken in the current policy year of	$2,000
C = Accumulated Value of	$120,000
D = Policy Debt of	$0
E = Loan Cost Factor for the policy year of	5.00%
F = Total Premium Amount of	$20,000
G = Policy Face Amount of	$100,000
H = Insured’s Age of	70
The Maximum Allowable Distribution is $115,000, which is the greater of:
$2,500 = $4,500 − $2,000; and,
$115,000 = $120,000 − $0 − greater of [5.00% x ($120,000 − $20,000)] or [(70 − 5) ÷ 100 x ($100,000 − $120,000 + $20,000)]
If the Policy had an Accumulated Value of $2,500, the Maximum Allowable Distribution is $2,500, which is the greater of:
$2,500 = $4,500 − $2,000; and,
-$73,875 = $2,500 − $0 − greater of [5.00% x ($2,500 − $20,000)] or [(70 − 5) ÷ 100 x ($100,000 − $2,500 + $20,000)]
If the Policy had an Accumulated Value of $120,000 but a Total Premium Amount of $80,000, the Maximum Allowable Distribution is $81,000, which is the greater of:
$2,500 = $4,500 − $2,000; and,
$81,000 = $120,000 − $0 − greater of [ 5.00% x ($120,000 − $80,000) ] or [ (70 − 5) ÷ 100 x ($100,000 − $120,000 + $80,000) ]
As long as the Distributions in each Policy Year do not exceed the Guaranteed Annual Distribution, the Guaranteed Annual Distribution will be unchanged. See the beginning of this section titled Guaranteed Minimum Distribution II Rider for a definition of “Distributions”. If the Distributions in any Policy Year exceed the Guaranteed Annual Distribution, but do not exceed the Maximum Allowable Distribution, the Guaranteed Annual Distribution will be reduced. In such case, the reduced Guaranteed Annual Distribution will be effective immediately and will apply for future Policy Years. The reduced Guaranteed Annual Distribution will be equal to the Guaranteed Annual Distribution before reduction multiplied by (A − B) divided by (A − C) where:
A = Maximum allowable Distribution;
B = Current Distribution taken; and
C = Guaranteed Annual Distribution minus the total Distributions already taken in the current Policy Year, but not less than zero.

Example — Here is a hypothetical example to illustrate how exceeding the Guaranteed Annual Distribution can result in a reduction in future Guaranteed Annual Distributions. Assume:

Guaranteed Annual Distribution =	$1,000
Maximum Allowable Distribution =	$5,000
Sum of prior Distributions taken in current Policy Year =	$0

Assume you take a Distribution of $2,000. In this case, the Maximum Allowable Distribution is not exceeded, but the Distributions in the current Policy Year exceed the Guaranteed Annual Distribution. Therefore, there is an immediate reduction to the Guaranteed Annual Distribution:

The reduced Guaranteed Annual Distribution is $750. ($1,000 x (5,000 − 2,000) ÷ (5,000 − 1,000)).

This means that in future Policy Years the Guaranteed Annual Distribution is limited to $750.

Using the same example, but assuming a Distribution of $3,000 instead of $2,000, the reduced Guaranteed Annual Distribution is $500. ($1,000 x (5,000 − 3,000) ÷ (5,000 − 1,000).
If you take a Distribution in excess of the Maximum Allowable Distribution, the Rider will terminate and will have no further effect on the Policy. The Face Amount and Accumulated Value of your Policy will be the same as it was when the Rider terminated and your rights and benefits under the Policy continue as if the Rider had never existed, including the right to request a change in Face Amount of the Policy and reallocate your Accumulated Value and any Net Premium, unless otherwise modified by the presence of another rider which alters rights under the Policy.
You may choose to reset the Rider. If you choose the reset the Rider, the Guaranteed Annual Distribution will be recalculated as of the Reset Effective Date, which is the Policy Anniversary on or next following the date we receive your Written Request and the conditions for resetting this Rider are satisfied.
If you reset the Rider before the fifth anniversary of the Exercise Effective Date or the most recent Reset Effective Date and if the Reset Charge Basis is greater than zero, there is a Reset Charge. The Reset Charge will not exceed the Reset Charge Rate shown in the Policy Specifications multiplied by the Reset Charge Basis as of the Reset Effective Date.
The Reset Charge Basis is equal to the Policy’s Net Accumulated Value, plus the total Distributions taken minus the Guaranteed Distribution Basis, all as of the Exercise Effective Date or the most recent Reset Effective Date.
Example — Here is a hypothetical example of the first reset after exercise to illustrate how the Reset Charge is calculated. Assume a Reset Effective Date 4 years after the Exercise Effective Date with:

Net Accumulated Value =	$300,000
Total Distributions taken since Exercise Effective Date =	$56,000
Guaranteed Distribution Basis as of Exercise Effective Date =	$250,000
Reset Charge Rate =	8%

The Reset Charge Basis will be $106,000 ($300,000 + $56,000 - $250,000).

The maximum Reset Charge deducted from the Accumulated Value prior to calculating the new Guaranteed Annual Distribution will be $8,480 ($106,000 x 8%).
In the example above, if the Net Accumulated Value were $190,000 on the Reset Effective Date, the Reset Charge would be $0 because the Reset Charge Basis is less than $0.

Net Accumulated Value =	$190,000
Total Distributions taken since Exercise Effective Date =	$56,000
Guaranteed Distribution Basis as of Exercise Effective Date =	$250,000
Reset Charge Rate =	8%

The Reset Charge Basis will be -$4,000 ($190,000 + $56,000 - $250,000).
The Rider provides a no-lapse feature after it has been exercised. This means that while the Rider remains in effect after exercise, your Policy will not lapse if your Net Accumulated Value is insufficient to cover your monthly deduction. If the Net Accumulated Value on any Monthly Payment Date after exercise is less than the sum of the monthly deduction plus any Guaranteed Annual Distribution not yet taken in the current Policy Year, we will increase your Policy’s Accumulated Value in the Fixed LT Account by an amount called the No-Lapse Credit. A No-Lapse Credit will be credited every Monthly Payment Date thereafter, as long as the Rider remains in effect. The monthly No-Lapse Credit is equal to A + B where:

A = the monthly deduction for the current Policy Month plus the difference between the interest charged on any Policy loan and the interest credited in the Loan Account, and

B =	Upon first occurrence:	The Guaranteed Annual Distribution less the total Distributions taken in the current Policy Year, but never less than zero.

	On any Policy Anniversary after the first occurrence	The Guaranteed Annual Distribution

	On any date other than the above	Zero

Example — Here is a hypothetical example of how the No-Lapse Credit is calculated. The Rider is in effect and the Policy has not previously received a No-Lapse Credit. Assume the following on a Monthly Payment Date:

Net Accumulated Value =	$5,000
Monthly Deduction =	$1,000
Loan Balance =	$0
Guaranteed Annual Distribution =	$25,000
Total Distributions Taken in Current Policy Year =	$0
The sum of the monthly deduction and the Guaranteed Annual Distribution not yet taken is $26,000 = $1,000 + $25,000 - $0. Because the Net Accumulated Value ($5,000) is less than this amount, a No-Lapse Credit is applied.
The Amount of the No-Lapse Credit is A + B, where,
A = Monthly Deduction plus loan interest charged less Loan Account interest credited = $1,000 + 0 - 0 = $1,000
B = The Guaranteed Annual Distribution less the total Distributions taken in the current policy year = $25,000
A+B = $26,000
On this Monthly Payment Date a No-Lapse Credit of $26,000 is applied. On every other Monthly Payment Date of the current Policy Year, a No-Lapse Credit equal to the monthly deduction plus loan interest charged less loaned account interest credited would be applied.
Any No-Lapse Credit that is credited to the Fixed LT Account becomes Accumulated Value under your Policy. However, once a No-Lapse Credit has been applied to your Policy’s Fixed LT Account, any transfer from the Fixed LT Account will terminate this Rider.
When you exercise the Rider and while the Rider is in effect, any allocation of the Policy's Accumulated Value to the Variable Options must be done under an asset allocation model of an asset allocation program established and maintained by us. Some models we offer are not eligible under this requirement and, if used after Rider exercise, will cause the Rider to terminate. See How Premiums Work: Allocating Your Premiums in the prospectus for more information on the Portfolio Optimization program and the asset allocation models. If an asset allocation model is no longer eligible for use with this Rider, we will give you at least 30 days notice to choose another, eligible asset allocation model. If you do not elect to move your Accumulated Value to an eligible asset allocation model and/or the Fixed Options, your Rider will terminate with no further benefit.
If the Policy lapses before the Rider has been exercised, and the Policy is later reinstated, the Rider will also be reinstated. If the Policy lapses after the Rider has been exercised, and the Policy is later reinstated, the Rider will not be reinstated.
The Policy is intended to qualify as a life insurance contract for federal tax purposes, and the Death Benefit under this Policy is intended to qualify for federal income tax exclusion. Further, the Policy is intended to qualify as a life insurance contract that is not a modified endowment contract for federal tax purposes. To achieve these purposes, the Death Benefit at all times shall be at least equal to the minimum necessary to maintain any such tax qualification. No provisions of this Rider are intended to reduce any protection provided by any of the Policy’s federal tax qualification provisions.
This Rider will terminate on the earliest of:
1.	Your Written Request;
2.	termination of the Policy; or
3.	Any of the following, if requested after the Exercise Effective Date:
a.	an increase in the Policy’s Face Amount;
b.	a change in the Death Benefit Option;
c.	any Distribution, whether taken as a withdrawal and/or a loan you request, or as a result of a Forced Distribution, that exceeds the Maximum Allowable Distribution;
d.	any transfer from the Fixed LT Account, if prior to such transfer a No-Lapse Credit has been made;
e.	addition of any Rider with Policy charges; or
f.	allocation of any portion of the Accumulated Value to an Investment Option other than a Fixed Option or an eligible Model.